Exhibit 99.2

January 15, 2014 Dear Shareholder:

Thank you for your investment in CNL Growth Properties, Inc., a non-traded real estate investment trust aimed at creating growth through the development of multifamily communities.

We launched our second offering in August 2013, and since then have acquired land in Texas and Georgia to construct three Class A multifamily residential communities for a total projected budget of approximately $125 million. To date, we have invested in 11 multifamily development properties and continue to see favorable trends in this sector and maintain a strong pipeline of potential opportunities.

Valuation

On January 3, 2014, we disclosed that we would announce an estimated net asset value (NAV) per share of our common stock as of December 31, 2013. While we are not required to do so at this time, we elected to conduct a valuation to establish a regular, annual year-end schedule for determination of our estimated NAV going forward.

Our board of directors has adopted a valuation policy that is consistent with the recommendations of the Investment Program Association (IPA)1, the leading trade association for non-listed direct investment vehicles. In connection with our valuation as of December 31, 2013, we engaged an independent third party — CBRE Capital Advisors, Inc. (CBRE Cap) — to assist in establishing a range of estimated net asset values for CNL Growth Properties. CBRE Cap is an independent investment banking firm that specializes in providing real estate related financial services and has substantial experience conducting these types of valuations. CBRE Cap is a subsidiary of CBRE Group, Inc., which is a Fortune 500 and S&P 500 company, and one of the world’s largest commercial real estate services and investment firms. CBRE Cap provided similar valuation services to CNL Growth Properties for its initial valuation as of June 30, 2013.

Our board of directors advised its valuation committee — comprised solely of independent directors — to review CBRE Cap’s valuation analyses and its range of estimated NAV, and to recommend an estimated NAV to the full board. Based on its valuation committee’s recommendation, our board of directors determined $9.902 as the estimated NAV per share of our common stock as of December 31, 2013. For a description of the methodology considered by our board of directors and its valuation committee, please refer to our current report on Form 8-K filed January 15, 2014, with the U.S. Securities and Exchange Commission at SEC.gov. Please keep in mind that this estimated NAV is simply a snapshot in time and is not necessarily indicative of the value we anticipate when we pursue strategies for a future liquidity event.

Based on the results of the valuation, our board of directors revised the public offering price of our common stock to $11.00 per share, effective January 15, 2014. The new public offering price is based on the estimated NAV per share of common stock as of December 31, 2013, plus selling commissions and marketing support fees.

[1]	There is no assurance that the IPA Guidelines are acceptable to FINRA or under ERISA for compliance with reporting requirements.
[2]	This valuation represents the estimated value per share at a snapshot in time and will likely change over the company’s lifecycle. The estimated NAV per share does not necessarily represent the amount an investor could expect to receive if the company were to list its shares or liquidate its assets, now or in the future. The estimated NAV per share is only an estimate and is based on a number of assumptions and estimates which may not be complete. CBRE Cap the independent valuation firm, made numerous assumptions with respect to industry, business, economic and regulatory conditions, all of which are subject to changes beyond the control of CBRE Cap or the company. Throughout the valuation process, the valuation committee, our advisor and senior members of management reviewed, confirmed and approved the processes and methodologies and their consistency with real estate industry standards and best practices.

Distribution Policy, Distribution Reinvestment Plan & Redemption Plan

It is anticipated that the estimated NAV per share will not affect the monthly common stock distribution of 0.006666667 of each share of common stock (which is equal to an annualized distribution rate of 0.08 of a share per calendar year). However, future distributions are not guaranteed and are subject to change over the lifecycle of our company.

The purchase price of shares under our Amended Distribution Reinvestment Plan remains at a price not less than 95 percent of the estimated NAV of the shares, as of the reinvestment date, for any period in which we do not have an on-going public offering. Although our estimated NAV has been revised, to date, we have only issued stock distributions and have not issued any shares under our Amended Distribution Reinvestment Plan; therefore, the plan will remain inoperative until such time, if any, that we declare cash distributions.

As a result of the new estimated NAV, the redemption price per share of common stock under our Amended and Restated Redemption Plan (the Redemption Plan) has changed. Subject to the terms of the Redemption Plan and the maximum amount available for redemption per quarter, if you have held your shares for at least one year, you may submit your shares for redemption. Generally, until such time as our board of directors next revises the estimated NAV, the redemption price for requests made after January 15, 2014, will be $9.90 per share. However, in no event will the redemption price exceed the offering price in an on-going public offering or the price paid by the shareholder for the shares. Our Redemption Plan is limited in the aggregate amount of shares redeemable and may be amended or canceled at any time. We are under no obligation to redeem any shares pursuant to the Redemption Plan.

Looking Ahead

We remain pleased with the performance of our completed development projects and the progress of projects under development. We continue to strategically manage our portfolio to drive performance and value, and look forward to updating you further on our portfolio in the upcoming annual report to shareholders. Thank you for the confidence you have placed in CNL Growth Properties, Inc. We encourage you to visit CNLGrowthProperties.com to review other information about your investment. Should you have questions, please contact CNL Client Services at 866-650-0650, option 3.

Sincerely,

James M. Seneff, Jr.	Andrew A. Hyltin
Chairman of the Board	Chief Executive Officer & President

cc: Financial Representative

Cautionary Note Regarding Forward-Looking Statements

Statements above that are not statements of historical fact, including statements about the purported value of the company’s common stock, constitute forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. CBRE Cap relied on forward-looking information, some of which was provided by the company, in preparing its valuation materials. The company and CBRE Cap intend that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect our current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as believes, expects, anticipates, intends, estimates, estimated, plans, continues, pro forma, may, will, seeks, should and could, and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share value of the company’s common stock, and other matters. The company’s forward-looking statements are not guarantees of future performance. While we believe our forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The company’s forward-looking statements are based on our current expectations and a variety of risks, uncertainties and other factors, many of which are beyond our ability to control or accurately predict. Although the company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the company cautions you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with the company’s business, and important factors that could cause the company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the company’s documents filed from time to time with the U.S. Securities and Exchange Commission, copies of which may be obtained from the company’s website at CNLGrowthProperties.com. All written and oral forward-looking statements attributable to the company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

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